SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 13, 1997 (August 7, 1997)
Date of report (Date of earliest event reported)

INFORMIX CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-15325
(Commission File Number)

94-3011736
(I.R.S. Employer Identification No.)

4100 Bohannon Drive
Menlo Park, California 94025
(Address of Principal Executive Offices) (Zip Code)

650-926-6300
(Registrant's Telephone Number, Including Area Code)


Item 5.  Other Events.

     On August 7, 1997, Informix Corporation (the "Company") issued a press release concerning (i) results for the quarter ended June 29, 1997, (ii) the discovery of errors in the recording of revenue in 1996,
(iii) the anticipated restatement of the Company's 1996 financial statements to reflect adjustments to revenue that will decrease revenue and net income from previously reported amounts and (iv) a planned restructuring and reorganization. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein.

     The filing of the Company's Quarterly Report on Form 10-Q for the quarter ended June 29, 1997 will be delayed until the Company completes its review of its financial statements for the period ended December 31, 1996.


Item 7.  Exhibits.

Exhibit Number     Description

99.1               Press Release dated August 7, 1997



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Menlo Park, State of California, on August 13, 1997.


                              INFORMIX CORPORATION
                              (Registrant)



                              By /s/ David H. Stanley,
                                     David H. Stanley,
                                     Vice President,
                                     Legal and Corporate Services,
 General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit
Number
-------

99.1    Press Release dated August 7, 1997